Exhibit 10.8

CONSENT AND AMENDMENT NO. 3
TO
SECOND AMENDED AND RESTATED SALE AND SERVICING AGREEMENT

THIS CONSENT AND AMENDMENT NO. 3 TO AMENDED AND RESTATED SALE AND SERVICING AGREEMENT (this “Amendment”) dated as of February 10, 2026, is entered into by and among HORIZON CREDIT II LLC (the “Buyer”), HORIZON TECHNOLOGY FINANCE CORPORATION, as the Originator and the Servicer, HORIZON TECHNOLOGY FINANCE MANAGEMENT LLC, as the Sub-Servicer, U.S. BANK NATIONAL ASSOCIATION, as the Collateral Custodian and the Backup Servicer, and KEYBANK NATIONAL ASSOCIATION as Agent for Lenders under the Loan Agreement (in such capacity, the “Agent”). Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Sale and Servicing Agreement (as defined below).

PRELIMINARY STATEMENTS

A.         Reference is made to that certain Second Amended and Restated Sale and Servicing Agreement dated as of June 22, 2021 by and among the Buyer, the Originator, the Servicer, the Sub-Servicer, the Collateral Custodian, the Backup Servicer and the Agent (as amended by (i) that certain Amendment No. 1 to Amended and Restated Sale and Servicing Agreement, dated as of June 29, 2023, (ii) that certain Amendment No. 2 to Amended and Restated Sale and Servicing Agreement, dated as of June 20, 2024, and as may be further amended, modified, supplemented or otherwise modified prior to the date hereof, the “Sale and Servicing Agreement”).

B.         Servicer has advised Agent that Servicer has entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated as of August 7, 2025, with Monroe Capital Corporation, a Maryland corporation (“MRCC”), HMMS, Inc., Monroe Capital BDC Advisors, LLC and Horizon Technology Finance Management LLC, pursuant to which Merger Agreement MRCC will merge with and into Servicer, with Servicer continuing as the surviving company (the “Merger”).

C.         Servicer has requested that Agent consent to Servicer’s entry into the Merger Agreement and the consummation of the Merger.

D.         The parties hereto have agreed to amend certain provisions of the Sale and Servicing Agreement, in each case upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Article I.      Amendment to the Sale and Servicing Agreement. Upon satisfaction of the conditions precedent set forth in Article IV hereof the Sale and Servicing Agreement is hereby amended as follows:

(a)    Section 9.01(a)(13) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

(13) as of the end of any fiscal quarter of the Servicer, the Servicer’s Liquidity shall not be less than the greater of (i) $15,000,000, (ii) the product of (1) the aggregate Outstanding Note Receivable Balance for all Notes Receivable owed by the largest Account Debtor less the Excess Concentration Amount, if any, deducted from the Borrowing Base related to such Notes Receivable times (2) the Weighted Average Advance Rate and (iii) the product of (1) the aggregate Unfunded Available Amount as of such date times (2) one minus the Weighted Average Advance Rate;

Article II.      Consent. Agent hereby consents to Servicer’s entry into the Merger Agreement and the consummation of the Merger. Agent hereby waives any default or Event of Default that would occur under the Sale and Servicing Agreement, including, without limitation, pursuant to Section 4.08(n), as a result of the consummation of the Merger.

Article III.      Representations and Warranties. Each of the Buyer, the Originator, the Servicer, the Sub-Servicer, the Collateral Custodian and the Backup Servicer hereby represents and warrants, solely with respect to itself, to each of the other parties hereto with respect to clauses (a) and (b) below, and solely the Servicer hereby represents and warrants to each of the other parties hereto with respect to clause (c) below (and in each case the parties hereto agree that the following representations and warranties shall be deemed to have been made pursuant to the Sale and Servicing Agreement for purposes of Section 3.01, 3.02, 4.07 or 4.10, as applicable, thereof), that:

(a)    this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms;

(b)    all of the representations and warranties contained in the Loan Agreement made by it (and, for the avoidance of doubt, subject to all limitations set forth therein, including the preamble of Section 5 of the Loan Agreement) are true and correct in all respects (in the case of any representation or warranty qualified by materiality or Material Adverse Change) or in all material respects (in the case of any representation or warranty not qualified by materiality or a Material Adverse Change) on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties relate solely to an earlier date; and

(c)    on the date hereof, immediately before and after giving effect to this Amendment, no Servicer Default or event or condition that, but for the giving of notice or the passage of time, or both, would constitute a Servicer Default has occurred and is continuing.

Article IV.      Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Agent or its counsel has received this Amendment, duly executed by Buyer, Originator, Servicer, Sub-Servicer, Collateral Custodian, Backup Servicer, and the Agent.

Article V.      Miscellaneous.

Section 5.01    Reference to and Effect on the Loan Documents.

(a)    Upon the effectiveness of this Amendment, (i) each reference in the Sale and Servicing Agreement to “this Servicing Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Sale and Servicing Agreement as amended or otherwise modified hereby, and (ii) each reference to the Sale and Servicing Agreement in any other Loan Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Sale and Servicing Agreement as amended or otherwise modified hereby.

(b)    Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Sale and Servicing Agreement, of all other Loan Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed, and the Agent expressly reserves the right to require strict compliance with the terms of the Sale and Servicing Agreement and the other Loan Documents. The Servicer further acknowledges and agrees that such documents remain legal, valid, binding and enforceable obligations of the Servicer before and after giving effect to the Merger.

(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent under the Sale and Servicing Agreement or any other Loan Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

Section 5.02    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

Section 5.03    Electronic Execution of Documents. The words “execution,” “signed,” “signature,” and words of like import in any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 5.04    Costs and Expenses. The Borrower hereby reaffirms its agreement under the Loan Agreement to pay or reimburse the Agent on demand for all costs and expenses incurred by the Agent in connection with the Loan Documents, including without limitation reasonable attorney’s fees. Without limiting the generality of the foregoing or duplication, the Borrower specifically agrees to pay all fees and disbursements of legal counsel to the Agent in connection with the preparation of this Amendment and the documents and instruments incidental hereto.

Section 5.05    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 5.06    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

HORIZON CREDIT II LLC,

as the Buyer

By:

Name:

Title:

HORIZON TECHNOLOGY FINANCE

CORPORATION,

as the Originator and the Servicer

By:

Name:

Title:

HORIZON TECHNOLOGY FINANCE

MANAGEMENT LLC,

as the Sub-Servicer

By:

Name:

Title:

Signature Page to Amendment No. 3 to Second Amended and Restated Sale and Servicing Agreement

U.S. BANK NATIONAL ASSOCIATION,

as the Collateral Custodian

By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION,

as the Backup Servicer

By:

Name:

Title:

Signature Page to Amendment No. 3 to Second Amended and Restated Sale and Servicing Agreement

KEYBANK NATIONAL ASSOCIATION,

as the Agent

By:

Name:

Title:

Signature Page to Amendment No. 3 to Second Amended and Restated Sale and Servicing Agreement